Exhibit 10.9.1
Execution Version

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of December 22, 2022, by and among TRINITY INDUSTRIES, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), under that certain Second Amended and Restated Credit Agreement, dated as of July 25, 2022, by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement on the terms and conditions set forth herein; and
WHEREAS, the Borrower, the Administrative Agent and the requisite number of Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
Section 1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, on the Amendment No. 1 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Restricted Payment Conditions” in its entirety to read as follows:
““Restricted Payment Conditions” means, with respect to any applicable Restricted Payment, as of the date of such Restricted Payment and after giving effect to the payment thereof and any Indebtedness incurred in connection therewith, (a) no Default shall have occurred and be continuing, (b) the Borrower is in pro forma compliance with the financial covenants set out in Section 6.09 and (c) the Leverage Ratio (calculated on a pro forma basis as of the last day of the most recent fiscal quarter then ended for which financial statements are available) is less than (x) if the applicable Restricted Payment occurs on or prior to March 31, 2023, 3.50 to 1.00, (y) if the applicable Restricted Payment occurs after March 31, 2023 and on or prior to September 30, 2023, 3.25 to 1.00 and (z) if the applicable Restricted Payment occurs any time thereafter, 3.00 to 1.00.”
(b)Section 6.09(a) of the Credit Agreement is hereby amended by deleting the proviso at the end of such section and the table appearing therein and inserting the following in lieu thereof:
provided that on and after December 31, 2023, as of the last day of the four (4) fiscal quarters following a Qualified Acquisition, the Borrower may elect to increase the Maximum Leverage Ratio set forth in the chart below for each applicable fiscal quarter by 0.50x so long as the Borrower has not previously made two such elections during the term of this Agreement.

Fiscal Quarter End Date	Maximum Leverage Ratio
December 31, 2022	4.00:1.00
March 31, 2023	4.00:1.00
June 30, 2023	3.75:1.00
September 30, 2023	3.75:1.00
December 31, 2023 and thereafter	3.50:1.00

Section 2.Amendment Effective Date; Conditions Precedent. This Amendment shall become effective on the date on which the following conditions have been satisfied or waived (the “Amendment No. 1 Effective Date”):
(a)the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower, the Administrative Agent and each of the Required Lenders;
(b)the representations and warranties contained in Section 3 hereof shall be true and correct;
(c)the Administrative Agent and the Lenders shall have received all other fees and amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including, without limitation, the reasonable and documented out-of-pocket fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent); and
(d)the Administrative Agent shall have received such other documents, instruments and agreements as the Administrative Agent shall reasonably request.
Section 3.Representations and Warranties and Reaffirmations of the Borrower.
(a)The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally), and (ii) after giving effect to this Amendment on the Amendment No. 1 Effective Date, no Default or Event of Default has occurred and is continuing.
(b)The Borrower hereby represents and warrants that the representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the

Amendment No. 1 Effective Date after giving effect to this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materially, in any respect) as of such earlier date, and except that the representations and warranties contained in Sections 3.04(a)(i) and (a)(ii) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.01(a) and (b) of the Credit Agreement, respectively.
(c)Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants and other agreements set forth in the Credit Agreement as modified hereby.
Section 4.Reference to the Effect on the Credit Agreement.
(a)Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.
(b)Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)Upon satisfaction of the conditions set forth in Section 2 hereof and the execution hereof by the Borrower, the Lenders and the Administrative Agent, this Amendment shall be binding upon all parties to the Credit Agreement.
(e)This Amendment shall constitute a Loan Document.

Section 5.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
TRINITY INDUSTRIES, INC.,
as the Borrower
By: /s/ John Lee
Name: John Lee
Title:     Vice President, Finance and Treasurer

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
Trinity Industries, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent
By: /s/ Kody J. Nerios
Name: Kody J. Nerios
Title: Authorized Officer

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
Trinity Industries, Inc.

                        BANK OF AMERICA, N.A.,
    as a Lender

By: /s/ Scott Blackman
Name: Scott Blackman
Title:     SVP

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
Trinity Industries, Inc.

                        TRUIST BANK,
    as a Lender

By: /s/ Jason Hembree
Name: Jason Hembree
Title:     Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
Trinity Industries, Inc.

                        Wells Fargo Bank, N.A.,
    as a Lender

By: /s/ Mylissa Merten
Name: Mylissa Merten
Title:     Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
Trinity Industries, Inc.

                        Regions Bank,
    as a Lender

By: /s/ Holli Balzer
Name: Holli Balzer
Title:     Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
Trinity Industries, Inc.

                        PNC Bank,
    as a Lender

By: /s/ Dominic Trozzi
Name: Dominic Trozzi
Title:     Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
Trinity Industries, Inc.

                        Citizens Bank N.A.,
    as a Lender

By: /s/ Douglas M Kennedy
Name: Douglas M Kennedy
Title:     SVP

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
Trinity Industries, Inc.

                        FIFTH THIRD BANK,
                        NATIONAL ASSOCIATION,
    as a Lender

By: /s/ Carson M. Korn
Name: Carson M. Korn
Title:     Officer

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement
Trinity Industries, Inc.